Exhibit 32
Certification of Chief Executive Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Alliance HealthCare Services, Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:
(i) the accompanying Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2014 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	May 7, 2014	/s/ PERCY C. TOMLINSON
Percy C. Tomlinson
Chief Executive Officer

Certification of Chief Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Alliance HealthCare Services, Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:
(i) the accompanying Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2014 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	May 7, 2014	/s/ HOWARD K. AIHARA
Howard K. Aihara
Executive Vice President and Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)